EXHIBIT 32.1
                                                                    ------------

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Utix Group, Inc., a Delaware corporation (the "Company"), on Form 10-KSB for the year ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Repost"), the undersigned, the Chief Executive Officer, hereby certifies pursuant to 18 U.S.C. ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

         i. the Report of the Company filed today pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complies with the requirements of Section 13(a) of the Exchange Act; and

         ii. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Anthony G. Roth
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Chief Executive Officer and President
January 4, 2005